SCHEDULE 14A


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to 'SS' 240.14a-12

                     FORT DEARBORN INCOME SECURITIES, INC.
                (Name of Registrant as Specified in Its Charter)


              ___________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:
(2)   Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated state how it was determined):
(4)   Proposed maximum aggregate value of transaction:
(5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid: __________________________________________________
(2)   Form, Schedule or Registration Statement No.:  ___________________________
(3)   Filing Party:  ___________________________________________________________
(4)   Date Filed:  _____________________________________________________________

                     FORT DEARBORN INCOME SECURITIES, INC.

                                _______________

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 7, 2007
                                _______________


TO THE SHAREHOLDERS:

     The annual meeting of shareholders of Fort Dearborn Income Securities, Inc. (the "Fund") will be held on Friday, December 7, 2007 at 1:00 p.m., Central time, at One North Wacker Drive, 38th Floor, Chicago, Illinois 60606 for the following purposes:

          (1) To elect four (4) directors to serve until the annual meeting of shareholders in 2008, or until their successors are elected and qualified or until they resign or are otherwise removed; and

          (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on October 12, 2007. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                         By order of the Board of Directors,

                                         MARK F. KEMPER
                                         SECRETARY

November 16, 2007
One North Wacker Drive
Chicago, Illinois 60606


--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN


PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT AND, IN THE PROXIES' DISCRETION, EITHER "FOR" OR "AGAINST" ANY OTHER BUSINESS THAT MAY PROPERLY ARISE AT THE ANNUAL MEETING. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

             REGISTRATION                               VALID SIGNATURE
             ------------                               ---------------

Corporate Accounts
  (1) ABC Corp. .............................    ABC Corp.
                                                 John Doe, Treasurer
  (2) ABC Corp. .............................    John Doe, Treasurer
  (3) ABC Corp. c/o John Doe, Treasurer .....    John Doe
  (4) ABC Corp. Profit Sharing Plan .........    John Doe, Trustee

Partnership Accounts
  (1) The XYZ Partnership ...................    Jane B. Smith, Partner
  (2) Smith and Jones, Limited Partnership ..    Jane B. Smith, General Partner

Trust Accounts
  (1) ABC Trust Account .....................    Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee u/t/d 12/18/78 ...    Jane B. Doe

Custodial or Estate Accounts
  (1) John B. Smith, Cust. f/b/o
      John B. Smith, Jr. UGMA/UTMA ..........    John B. Smith
  (2) Estate of John B. Smith ...............    John B. Smith, Jr., Executor

                     FORT DEARBORN INCOME SECURITIES, INC.
                             ONE NORTH WACKER DRIVE
                             CHICAGO, ILLINOIS 60606

                                _______________

                                PROXY STATEMENT
                                _______________

         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 7, 2007



     This proxy statement is furnished to the shareholders of Fort Dearborn Income Securities, Inc. (the "Fund") in connection with the Board of Directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on December 7, 2007, at 1:00 p.m., Central time, at the principal executive offices of the Fund at One North Wacker Drive, 38th Floor, Chicago, Illinois 60606, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about November 16, 2007.

     A majority of the shares outstanding and entitled to vote on October 12, 2007 represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, shareholders present in person or the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies marked WITHHOLD on any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast on the matter.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the four nominees for director named herein and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting. You may revoke any proxy card by giving another proxy or by submitting a written notice of revocation to the Fund's Secretary at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

     As of the record date, October 12, 2007, the Fund had 8,775,665 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone and oral communications by regular employees of UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), who will not receive any compensation therefor from the Fund. Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote.

     UBS Global AM serves as the Fund's investment advisor. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich and Basel, Switzerland. UBS AG operates in many areas of the financial services industry. The principal business offices of UBS Global AM are located at One North Wacker Drive, Chicago, Illinois 60606. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

     THE FUND IS SENDING TO SHAREHOLDERS, IN A SEPARATE MAILING, THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2007. YOU MAY OBTAIN, WITHOUT CHARGE, ADDITIONAL COPIES OF THE FUND'S ANNUAL REPORT AND SEMI-ANNUAL REPORT BY: (1) WRITTEN REQUEST TO: UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.,
ATTN: MARK F. KEMPER, ONE NORTH WACKER DRIVE, CHICAGO, ILLINOIS 60606; OR (2) CALLING THE FUND'S TOLL-FREE NUMBER: 1-800-647 1568.


                       PROPOSAL 1. ELECTION OF DIRECTORS

     Proposal 1 relates to the election of directors of the Fund. Management proposes the election of the four nominees named in the table below. Each nominee has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each of the nominees was last elected director at the Fund's December 2006 Annual Meeting of Shareholders. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of all four nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

     Directors, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"), shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the directors or nominees beneficially owned 1% or more of the Fund's common stock and none of the executive officers beneficially owned any shares of the Fund's common stock as of October 12, 2007. In addition, the directors and executive officers, as a group, beneficially owned less than 1% of the outstanding common stock of the Fund as of October 12, 2007.

     Listed in the table below, for each nominee, is a brief description of the nominee's experience as a director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

                                                                                                                        SHARES
                                                                                                                     BENEFICIALLY
                                                                                                                         OWNED
                                                                               NUMBER OF                              DIRECTLY OR
                           POSITION(S)   LENGTH OF        PRINCIPAL          PORTFOLIOS IN              OTHER        INDIRECTLY AT
                            HELD WITH      TIME         OCCUPATION(S)         FUND COMPLEX          DIRECTORSHIPS     OCTOBER 12,
NAME, ADDRESS, AND AGE        FUND        SERVED     DURING PAST 5 YEARS   OVERSEEN BY NOMINEE     HELD BY NOMINEE       2007
----------------------     -----------   ---------   -------------------   -------------------     ---------------   -------------
INDEPENDENT DIRECTORS:
Adela Cepeda; 49           Director      Since 2000  Ms. Cepeda is         Ms. Cepeda is a         Ms. Cepeda is     1000
A.C. Advisory, Inc.                                  founder and           director or trustee     a director of
161 No. Clark Street,                                president of A.C.     of four investment      MGI Funds
Suite 4975                                           Advisory, Inc.        companies (consisting   (7 portfolios)
Chicago, IL 60601                                    (since 1995).         of 58 portfolios) for   (since 2005).
                                                                           which UBS Global AM
                                                                           or one of its
                                                                           affiliates serves as
                                                                           investment advisor,
                                                                           sub-advisor or
                                                                           manager.

Frank K. Reilly; 71        Chairman      Since 1993  Mr. Reilly is a       Mr. Reilly is a         Mr. Reilly is a   7175.4474
Mendoza College of         and                       Professor at the      director or trustee     Director of
Business                   Director                  University of         of four investment      Discover Bank;
University of Notre Dame                             Notre Dame            companies (consisting   Morgan Stanley
Notre Dame, IN                                       since 1982.           of 58 portfolios),      Trust FSB and
46556-5649                                                                 for which UBS Global    Morgan Stanley
                                                                           AM or one of its        National Trust.
                                                                           affiliates serves as
                                                                           investment advisor,
                                                                           sub-advisor or
                                                                           manager.

Edward M. Roob; 73         Director      Since 1993  Mr. Roob is retired   Mr. Roob is a           None.             9000
841 Woodbine Lane                                    (since 1993).         director or trustee
Northbrook, IL 60002                                                       of four investment
                                                                           companies (consisting
                                                                           of 58 portfolios), for
                                                                           which UBS Global AM or
                                                                           one of its affiliates
                                                                           serves as investment
                                                                           advisor, sub-advisor
                                                                           or manager.

J. Mikesell Thomas; 56     Director      Since 2002  Mr. Thomas is         Mr. Thomas is a         Mr. Thomas is a   0
Federal Home Loan Bank                               President and CEO     director or trustee     director and
of Chicago                                           of Federal Home       of four investment      chairman of the
111 East Wacker Drive                                Loan Bank of          companies               Audit Committee
Chicago, Illinois 60601                              Chicago (since        (consisting of 58       for Evanston
                                                     2004). Mr. Thomas     portfolios) for which   Northwestern
                                                     was an independent    UBS Global AM or        Healthcare.
                                                     financial advisor     one of its affiliates
                                                     (2001-2004).          serves as investment
                                                                           advisor, sub-advisor
                                                                           or manager.

               INFORMATION ABOUT NOMINEE OWNERSHIP OF FUND SHARES



                              DOLLAR RANGE             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                               OF EQUITY               REGISTERED INVESTMENT COMPANIES OVERSEEN BY NOMINEE
                               SECURITIES               FOR WHICH UBS GLOBAL AM OR AN AFFILIATE SERVES AS
       NOMINEE                 IN FUND +                    INVESTMENT ADVISOR, SUB-ADVISOR OR MANAGER +
       -------                 ----------                   --------------------------------------------

INDEPENDENT DIRECTORS:
Adela Cepeda                $10,001--$50,000                            $10,001--$50,000
Frank K. Reilly             $50,001--$100,000                           Over $100,000
Edward M. Roob              Over $100,000                               Over $100,000
J. Mikesell Thomas          None                                        None


-------------
+ Information regarding ownership of shares of the Fund is as of October 12, 2007; information regarding ownership of shares in all registered investment companies overseen by nominee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of December 31, 2006.

     As of December 31, 2006, the Independent Directors and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

     The Board of Directors (the "Board") of the Fund met seven times during the fiscal year ended September 30, 2007. Each director attended 75% or more of the Board meetings during the last fiscal year. In addition, no directors attended less than 75% of the aggregate of the total number of meetings held by the Board and the total number of meetings held by all committees on which such director served during the fiscal year ended September 30, 2007.

     The Fund's directors are not required to attend the Fund's annual meetings. Four directors attended the annual meeting of shareholders in 2006.

     The Board has established an Audit Committee that acts pursuant to a written charter ("Audit Committee Charter") and is responsible for, among other things: (i) selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm; (ii) overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Fund's financial statements and the independent audits thereof; and (iv) acting as a liaison between the Fund's independent registered public accounting firm and the full Board of Directors. A copy of the Audit Committee Charter is available on the Fund's website at www.ubs.com. In fulfilling its duties, the Audit Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed the independent auditors' independence with them; and (d) based upon its review of the above, recommended to the Board that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended September 30, 2007. The Audit Committee currently consists of Ms. Cepeda and Messrs. Reilly, Roob and Thomas, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund and each of whom is independent as defined under listing standards of the New York Stock Exchange ("NYSE") applicable to closed-end funds. Each member of the Fund's Audit Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager. The Audit Committee met five times during the fiscal year ended September 30, 2007.

     The Board has also established a Nominating, Compensation and Governance Committee that acts pursuant to a written charter ("Nominating, Compensation and Governance Committee Charter"). The Nominating, Compensation and Governance Committee is responsible for, among other things, selecting, evaluating and recommending to the Board candidates to be nominated as additional independent directors of the Board, periodically reviewing the composition of the Board, periodically reviewing Board governance procedures and recommending any appropriate changes thereto and periodically reviewing the compensation structure for independent directors. A copy of the Nominating, Compensation and Governance Committee Charter was previously filed with the Fund's 2004 proxy statement. The Nominating, Compensation and Governance Committee currently consists of Ms. Cepeda and Messrs. Reilly, Roob and Thomas, none of whom is an "interested person" for purposes of the 1940 Act, and all of whom are independent as defined under listing standards of the NYSE applicable to closed-end funds. The Nominating, Compensation and Governance Committee met three times during the fiscal year ended September 30, 2007.

     In nominating candidates, the Nominating, Compensation and Governance Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for director, the Nominating, Compensation and Governance Committee takes into consideration such factors as it deems appropriate. These factors may include: (i) whether or not the person is an "interested person" as defined in the 1940 Act, meets the applicable independence and experience requirements of the NYSE and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor of the Fund, other Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate's experience with the experience of other Board members; and (vi) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

     While the Nominating, Compensation and Governance Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are independent board members. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Fund's outstanding shares and
(ii) has been a shareholder of at least 1/2 of 1% of the Fund's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, care of the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae.

     The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

     Shareholders may send other communications to the Board by sending a letter to the chairperson of the Board of Directors, Mr. Frank K. Reilly, care of the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606. The chairperson of the Board of Directors will relay shareholder communications to the other Board members.

     Each Independent Director receives from the Fund for his or her service to the Fund, an annual retainer of $5,000 for serving as a board member, a $2,000 retainer for serving as an Audit Committee member, and a $2,000 retainer for serving as a Nominating, Compensation and Governance Committee member. In addition, the Chairman of the Board, for serving as Chairman of the Board, the Chairman of the Audit Committee, for serving as Chairman of the Audit Committee and the Chairman of the Nominating Committee, for serving as Chairman of the Nominating Committee, receive, from the Fund for his or her service to the Fund, an annual retainer of $2,000, $1,500 and $1,000, respectively. Each Independent Director also will receive from the Fund $500 for each regular Board meeting (and each in-person special meeting) actually attended. The Fund reimburses each Director and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings. No officer, director or employee of UBS Global AM or any of its affiliates presently receives any compensation from the Fund for acting as a Board member or officer.

                               COMPENSATION TABLE +


                                                                                     TOTAL
                                                                  AGGREGATE      COMPENSATION
                                                                 COMPENSATION    FROM THE FUND
                                                                     FROM           AND THE
NAME OF PERSON, POSITION                                           THE FUND*      FUND COMPLEX**
------------------------                                           ---------       -------------

Adela Cepeda, Director ....................................         $8,055           $104,700
Frank K. Reilly, Director and Chairman ....................          8,001            118,300
Edward M. Roob, Director ..................................          6,972            107,800
J. Mikesell Thomas, Director*** ...........................          8,713            111,450

_______________

+    Only Independent Directors are compensated by the Fund.

* Represents fees paid to each director for service on the Board during the fiscal year ended September 30, 2007.

** Represents fees paid for services during the fiscal year ended September 30, 2007 to each Board member by four investment companies for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. The Fund does not have a bonus, pension, profit sharing or retirement plan.

*** These amounts include compensation paid to Mr. Thomas for his service as the liaison for the Board of Directors for purposes of the UBS Global AM (Americas) Profitability Working Group.

                       INFORMATION CONCERNING INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM

     The Fund's financial statements for the fiscal year ended September 30, 2007, were audited by Ernst & Young LLP ("Ernst & Young"), independent registered public accounting firm. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. In the past two fiscal years, the Audit Committee did not approve any services provided by Ernst & Young pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.The Board of Directors of the Fund has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2008. Ernst & Young has been the Fund's independent registered public accounting firm since the fiscal year ended September 30, 2001. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

     Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     For the fiscal years ended September 30, 2007 and September 30, 2006, the aggregate Ernst & Young audit fees for professional services rendered to the Fund were approximately $34,350 and $33,000, respectively.

     Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

AUDIT-RELATED FEES

     In each of the fiscal years ended September 30, 2007 and September 30, 2006, the aggregate audit-related fees billed by Ernst & Young for services rendered to the Fund that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,500 and $2,500, respectively.

     Fees included in the audit-related fees category are those associated with the reading and providing comments on the semi-annual statements.

     There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

TAX FEES

     In each of the fiscal years ended September 30, 2007 and September 30, 2006, the aggregate tax fees billed by Ernst & Young for professional services rendered to the Fund were approximately $4,150 and $4,150, respectively.

     Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

     There  were no tax fees  required  to be  approved  pursuant  to  paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

ALL OTHER FEES

     In each of the fiscal years ended September 30, 2007 and September 30, 2006, there were no fees billed by Ernst & Young for products and services, other than the services reported above, rendered to the Fund.

     Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

     There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee Charter contains the Audit Committee's pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

     To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Fund, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors' specific representations as to their independence. In evaluating the auditor's qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Fund, as well as with the Fund's investment adviser or any control affiliate of the investment adviser that provides ongoing services to the Fund; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm's internal quality control procedures.

     (b) To pre-approve all non-audit services to be provided to the Fund by the independent auditors when, without such pre-approval, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

     (c) To pre-approve all non-audit services to be provided by the Fund's independent auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser ("adviser affiliate") and that provides ongoing services to the Fund, when, without such pre-approval by the Committee, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

     (d) To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

     (e)  To consider  whether  the  non-audit  services  provided by the Fund's independent auditor to the Fund's investment adviser or any adviser affiliate that provides on-going services to the Fund, which services were not pre-approved by the Committee, are compatible with maintaining the auditors' independence.

AGGREGATE NON-AUDIT FEES

     For the fiscal years ended September 30, 2007 and September 30, 2006, the aggregate non-audit fees billed by Ernst & Young of $6,650 and $14,650, respectively, included non-audit services rendered on behalf of the Fund of $6,650 and $6,650, respectively, and non-audit services rendered on behalf of the Fund's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund of $0 and $8,000, respectively.

     The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Fund's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Ernst & Young's independence.

                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:



                                                                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                         POSITION(S) HELD         LENGTH OF          NUMBER OF PORTFOLIOS IN FUND COMPLEX
NAME, ADDRESS, AND AGE     WITH THE FUND         TIME SERVED          FOR WHICH PERSON SERVES AS OFFICER
----------------------     -------------         -----------          ----------------------------------

Joseph J. Allessie*; 42  Vice President          Since 2005      Mr. Allessie is an executive director
                         and Assistant                           (since 2007) (prior to which he was a director)
                         Secretary                               and deputy general counsel (since 2005) at
                                                                 UBS Global Asset Management (US) Inc.
                                                                 and UBS Global AM (collectively, "UBS
                                                                 Global AM--Americas region"). Prior to
                                                                 joining UBS Global AM--Americas region,
                                                                 he was senior vice president and general
                                                                 counsel of Kenmar Advisory Corp. (from
                                                                 2004 to 2005). Prior to that, Mr. Allessie was
                                                                 general counsel and secretary of GAM
                                                                 USA Inc., GAM Investments, GAM Services,
                                                                 GAM Funds, Inc. and the GAM Avalon
                                                                 Funds (from 1999 to 2004). Mr. Allessie is a
                                                                 vice president and assistant secretary of 21
                                                                 investment companies (consisting of 104
                                                                 portfolios) for which UBS Global AM or
                                                                 one of its affiliates serves as investment
                                                                 advisor, sub-advisor or manager.

Thomas Disbrow*; 41      Vice President,         Since 2000      Mr. Disbrow is an executive director (since
                         Treasurer, and          (Vice           2007) (prior to which he was a director) and
                         Principal               President)      head of US Mutual Fund Treasury
                         Accounting              and             Administration department (since 2006)
                         Officer                 since 2006      of UBS Global AM--Americas region.
                                                 (Treasurer      Mr. Disbrow is vice president, treasurer
                                                 and Principal   and principal accounting officer of 21
                                                 Accounting      investment companies (consisting of 104
                                                 Officer)        portfolios) for which UBS Global AM or
                                                                 one of its affiliates serves as investment
                                                                 advisor, sub-advisor or manager.

                                                                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                         POSITION(S) HELD         LENGTH OF          NUMBER OF PORTFOLIOS IN FUND COMPLEX
NAME, ADDRESS, AND AGE     WITH THE FUND         TIME SERVED          FOR WHICH PERSON SERVES AS OFFICER
----------------------     -------------         -----------          -----------------------------------

Michael J. Flook*; 42    Vice President          Since 2006      Mr. Flook is an associate director and a
                         and Assistant                           senior manager of the US Mutual Fund
                         Treasurer                               Treasury Administration department of
                                                                 UBS Global AM--Americas region (since
                                                                 2006). Prior to joining UBS Global AM--
                                                                 Americas region, he was a senior manager
                                                                 with The Reserve (asset management firm)
                                                                 from May 2005 to May 2006. Prior to that
                                                                 he was a senior manager with PFPC
                                                                 Worldwide since October 2000. Mr. Flook
                                                                 is a vice president and assistant treasurer of
                                                                 21 investment companies (consisting of 104
                                                                 portfolios) for which UBS Global AM or
                                                                 one of its affiliates serve as investment
                                                                 advisor, sub-advisor or manager.

Mark F. Kemper**; 49     Vice President          Since 1999      Mr. Kemper is general counsel of UBS
                         and Secretary           and 2004,       Global AM--Americas region (since 2004).
                                                 respectively    Mr. Kemper is also a managing director of
                                                                 UBS Global AM--Americas region (since
                                                                 2006). He was deputy general counsel of
                                                                 UBS Global AM from July 2001 to July 2004.
                                                                 He has been secretary of UBS Global AM--
                                                                 Americas since 1999 and assistant secretary
                                                                 of UBS Global Asset Management Trust
                                                                 Company since 1993. Mr. Kemper is
                                                                 secretary of UBS Global AM--Americas
                                                                 region (since 2004). Mr. Kemper is vice
                                                                 president and secretary of 21 investment
                                                                 companies (consisting of 104 portfolios) for
                                                                 which UBS Global AM or one of its affiliates
                                                                 serves as investment advisor, sub-advisor or
                                                                 manager.

                                                                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                         POSITION(S) HELD         LENGTH OF          NUMBER OF PORTFOLIOS IN FUND COMPLEX
NAME, ADDRESS, AND AGE     WITH THE FUND         TIME SERVED          FOR WHICH PERSON SERVES AS OFFICER
----------------------     -------------         -----------          -----------------------------------
Joanne M. Kilkeary*; 39  Vice President          Since 2006      Ms. Kilkeary is an associate director (since
                         and Assistant                           2000) and a senior manager (since 2004)
                         Treasurer                               of the US Mutual Fund Treasury
                                                                 Administration department of UBS Global
                                                                 AM--Americas region. Ms. Kilkeary is a
                                                                 vice president and assistant treasurer of 21
                                                                 investment companies (consisting of 104
                                                                 portfolios) for which UBS Global AM or
                                                                 one of its affiliates serves as investment
                                                                 advisor, sub-advisor or manager.

Tammie Lee*; 36          Vice President          Since 2005      Ms. Lee is a director and associate general
                         and Assistant                           counsel of UBS Global AM--Americas
                         Secretary                               region (since 2005). Prior to joining UBS
                                                                 Global AM--Americas region, she was vice
                                                                 president and counsel at Deutsche Asset
                                                                 Management/Scudder Investments from
                                                                 2003 to 2005. Prior to that, she was assistant
                                                                 vice president and counsel at Deutsche
                                                                 Asset Management/Scudder Investments
                                                                 from 2000 to 2003. Ms. Lee is a vice
                                                                 president and assistant secretary of 21
                                                                 investment companies (consisting of 104
                                                                 portfolios) for which UBS Global AM or
                                                                 one of its affiliates serves as investment
                                                                 advisor, sub-advisor or manager.

Joseph McGill*; 45       Vice President          Since 2004      Mr. McGill is a managing director (since
                         and Chief                               2006) and chief compliance officer (since
                         Compliance                              2003) at UBS Global AM--Americas
                         Officer                                 region. Prior to joining UBS Global AM--
                                                                 Americas region, he was assistant general
                                                                 counsel at J.P. Morgan Investment
                                                                 Management (from 1999 to 2003).
                                                                 Mr. McGill is a vice president and chief
                                                                 compliance officer of 21 investment
                                                                 companies (consisting of 104 portfolios)
                                                                 for which UBS Global AM or one of its
                                                                 affiliates serves as investment advisor,
                                                                 sub-advisor or manager.

                                                                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                         POSITION(S) HELD         LENGTH OF          NUMBER OF PORTFOLIOS IN FUND COMPLEX
NAME, ADDRESS, AND AGE     WITH THE FUND         TIME SERVED          FOR WHICH PERSON SERVES AS OFFICER
----------------------     -------------         -----------          -----------------------------------
Nancy Osborn*; 41        Vice President          Since 2007      Ms. Osborn is an associate director and a
                         and Assistant                           senior manager of the US Mutual Fund
                         Treasurer                               Treasury Administration department of
                                                                 UBS Global AM--Americas region (since
                                                                 2006). Prior to joining UBS Global AM--
                                                                 Americas region, she was an Assistant Vice
                                                                 President with Brown Brothers Harriman
                                                                 since April 1996. Ms. Osborn is a vice
                                                                 president and assistant treasurer of 21
                                                                 investment companies (consisting of 104
                                                                 portfolios) for which UBS Global AM or one
                                                                 of its affiliates serves as investment advisor,
                                                                 sub-advisor or manager.

Eric Sanders*; 42        Vice President          Since 2005      Mr. Sanders is a director and associate
                         and Assistant                           general counsel of UBS Global AM--
                         Secretary                               Americas region (since 2005). From 1996
                                                                 until June 2005, he held various positions at
                                                                 Fred Alger & Company, Incorporated, the
                                                                 most recent being assistant vice president
                                                                 and associate general counsel. Mr. Sanders
                                                                 is a vice president and assistant secretary of
                                                                 21 investment companies (consisting of 104
                                                                 portfolios) for which UBS Global AM or one
                                                                 of its affiliates serves as investment advisor,
                                                                 sub-advisor or manager.

Andrew Shoup*; 51        Vice President          Since 2006      Mr. Shoup is a managing director and
                         and Chief                               senior member of the Global Treasury
                         Operating                               Administration department of UBS Global
                         Officer                                 AM--Americas region (since July 2006).
                                                                 Prior to joining UBS Global AM--Americas
                                                                 region, he was Chief Administrative Officer
                                                                 for the Legg Mason Partner Funds (formerly
                                                                 Smith Barney, Salomon Brothers, and
                                                                 CitiFunds mutual funds) from November 2003
                                                                 to July 2006. Prior to that, he held various
                                                                 positions with Citigroup Asset Management
                                                                 and related companies with their domestic
                                                                 and offshore mutual funds since 1993.
                                                                 Additionally, he has worked for another
                                                                 mutual fund complex as well as spending
                                                                 eleven years in public accounting. Mr. Shoup
                                                                 is a vice president and chief operating officer
                                                                 of 21 investment companies (consisting of 104
                                                                 portfolios) for which UBS Global AM or one
                                                                 of its affiliates serves as investment advisor,
                                                                 sub-advisor or manager.

                                                                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                         POSITION(S) HELD         LENGTH OF          NUMBER OF PORTFOLIOS IN FUND COMPLEX
NAME, ADDRESS, AND AGE     WITH THE FUND         TIME SERVED          FOR WHICH PERSON SERVES AS OFFICER
----------------------     -------------         -----------          -----------------------------------
Kai R. Sotorp**; 48      President               Since 2006      Mr. Sotorp is the head of the Americas for
                                                                 UBS Global Asset Management (since
                                                                 2004); a member of the UBS Group
                                                                 Managing Board (since 2003) and a member
                                                                 of the UBS Global Asset Management
                                                                 Executive Committee (since 2001). Prior to
                                                                 his current role, Mr. Sotorp was Head of UBS
                                                                 Global Asset Management--Asia Pacific
                                                                 (2002-2004), covering Australia, Japan,
                                                                 HongKong, Singapore and Taiwan; head of
                                                                 UBS Global Asset Management (Japan) Ltd.
                                                                 (2001-2004); representative director and
                                                                 president of UBS Global Asset Management
                                                                 (Japan) Ltd. (2000-2004); and a member of
                                                                 the board of Mitsubishi Corp.--UBS Realty
                                                                 Inc. (2000-2004). Mr. Sotorp is President of
                                                                 21 investment companies (consisting of 104
                                                                 portfolios) for which UBS Global AM or one
                                                                 of its affiliates serves as investment advisor,
                                                                 sub-advisor or manager.

Keith Weller*; 46        Vice President          Since 2004      Mr. Weller is an executive director and
                         and Assistant                           senior associate general counsel of UBS
                         Secretary                               Global AM--Americas region (since 2005)
                                                                 and has been an attorney with affiliated
                                                                 entities since 1995. Mr. Weller is a vice
                                                                 president and assistant secretary of 21
                                                                 investment companies (consisting of 104
                                                                 portfolios) for which UBS Global AM or one
                                                                 of its affiliates serves as investment advisor,
                                                                 sub-advisor or manager.

_______________

*    This  person's  business  address  is 51 West 52nd  Street,  New  York,  NY
     10019-6114.

**   This  person's  business  address is One North Wacker  Drive,  Chicago,  IL
     60606.

                         BENEFICIAL OWNERSHIP OF SHARES

     As of October 12, 2007, the following person was known by the Registrant to be the beneficial owner of more than 5% of the Fund's common stock:




     NAME AND ADDRESS OF               AMOUNT AND NATURE OF
      BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP      PERCENT OF FUND
      ----------------                 --------------------      ---------------
Doliver Capital Advisors, Inc.*    1,005,600 shares of common         11.5%
6363 Woodway, Suite 963            stock of the Fund
Houston, TX 77057

_______________

* Based on amended Schedule 13G filed with the SEC by Doliver Capital Advisors, Inc. with respect to the Fund on April 10, 2007 (the "Filing"). The Filing reported that Doliver Capital Advisors, Inc. had shared dispositive power, but no voting power.

     Other than as set forth above, as of October 12, 2007, Management of UBS Global AM did not know of any other person who owned beneficially 5% or more of the common stock of the Fund.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any Board member or officer.


                             SHAREHOLDER PROPOSALS

     The Fund anticipates mailing this proxy statement on or about November 16, 2007. In addition, the Fund anticipates that its next annual meeting of shareholders will be held on or around the same date next year. Any shareholder who wishes to submit proposals for inclusion in the Fund's proxy statement and proxy card to be considered at the Fund's 2008 annual meeting of shareholders should send such proposals to the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606. In order for such proposals to be included in the Fund's proxy statement and proxy card relating to the 2008 annual meeting of shareholders, shareholder proposals must be received by the Fund no later than July 19, 2008 and must satisfy other requirements of the federal securities laws. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the Fund's 2008 annual shareholders' meeting without including the proposal in the Fund's proxy statement and proxy card must notify the Fund of such proposal by directing such notice to the Secretary of the Fund at the address set forth above by no later than October 2, 2008. If a shareholder fails to give notice to the Fund by this date, then the persons named as proxies in the proxies solicited by the Board for the 2008 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

                                 OTHER BUSINESS

     Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                       By order of the Board of Directors,

                                       MARK F. KEMPER
                                       SECRETARY


November 16, 2007


      --------------------------------------------------------------------
        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.
      --------------------------------------------------------------------

-----------------
FORT
DEARBORN INCOME
SECURITIES, INC.
-----------------





                                               ---------------------------------
                                                                            FORT
                                                                 DEARBORN INCOME
                                                                SECURITIES, INC.
                                               ---------------------------------






                                                                ----------------
PROXY                                                           NOTICE OF
STATEMENT                                                       ANNUAL MEETING
                                                                TO BE HELD ON
                                                                DECEMBER 7, 2007
                                                                AND
                                                                PROXY STATEMENT
                                                                ----------------

FORT DEARBORN INCOME
SECURITIES, INC.







Using a BLACK INK pen, mark your votes with an X as shown in          |X|
this example. Please do not write outside the designated areas.

====================================================================================================================================
ANNUAL MEETING PROXY CARD
====================================================================================================================================
               \/ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.\/
------------------------------------------------------------------------------------------------------------------------------------

|A| PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.
1. Election of Directors:       FOR  WITHHOLD                            FOR  WITHHOLD                          FOR  WITHHOLD      +

   01 - A. Cepeda               |_|    |_|         02 - F.K. Reilly      |_|    |_|        03 - E.M. Roob       |_|    |_|

   04 - J.M. Thomas             |_|    |_|

                                                                         FOR   AGAINST   ABSTAIN
2. In their discretion, the proxies are authorized to vote upon
   other matters as may properly come before the Meeting or              |_|     |_|       |_|
   any adjournment thereof.




|B| NON-VOTING ITEMS
CHANGE OF ADDRESS -- Please print your new address below.   COMMENTS -- Please print your comments below.    MEETING ATTENDANCE  |_|
----------------------------------------------------------  -----------------------------------------------  Mark the box to the
                                                                                                             right if you plan to
                                                                                                             attend the Annual
----------------------------------------------------------  -----------------------------------------------  Meeting.


|C| AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW
(PLEASE DATE AND SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.)

Date (mm/dd/yyyy) -- Please print         Signature 1 -- Please keep signature within   Signature 2 -- Please keep signature within
date below.                               the box.                                      the box.
----------------------------------------  -------------------------------------------   -------------------------------------------

           /           /

----------------------------------------  -------------------------------------------   -------------------------------------------

                                                             4 1 D V                                                               +

          00SDIB

  \/ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION \/
                            IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
PROXY -- FORT DEARBORN INCOME SECURITIES, INC.
--------------------------------------------------------------------------------

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF SHAREHOLDERS -- DECEMBER 7, 2007

The undersigned, having received the Notice of the 2007 Annual Meeting and Proxy Statement, appoints Joseph J. Allessie and Tammie Lee and each or any of them as proxies, with full power of substitution and revocation, to represent the undersigned and to vote all shares (including those owned beneficially by the undersigned through the Automatic Dividend Reinvestment Plan) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Fort Dearborn Income Securities, Inc. to be held on December 7, 2007, 1:00 P.M., Central Time, at the offices of UBS Global Asset Management, One N. Wacker Drive, 38th floor, Chicago, Illinois, 60606 and any adjournments thereof.


You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your proxy will be voted in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return the card.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS.

          (Continued and to be dated and signed on the reverse side.)